Press Release

Investor & Media Contact:

Michelle Spolver
Fortinet, Inc.
408-486-7837
mspolver@fortinet.com

Fortinet Reports First Quarter 2012 Financial Results
•Revenues of $117.2 million, up 26% year over year
•Billings of $137.0 million, up 28% year over year
•GAAP diluted net income per share of $0.09
•Non-GAAP diluted net income per share of $0.11

•	Free cash flow of $46.9 million

•	Cash, cash equivalents and investments of $600.3 million, with no debt

SUNNYVALE, Calif. - April 24, 2012 - Fortinet® (NASDAQ: FTNT) - a leader in high-performance network security - today announced financial results for the first quarter ended March 31, 2012.

Financial Highlights for the First Quarter of 2012

•
Revenue: Total revenue was $117.2 million for the first quarter of 2012, an increase of 26% compared to $93.3 million in the same quarter of 2011. Within total revenue, product revenue was $53.2 million, an increase of 32% compared to the same quarter of 2011. Services revenue was $62.1 million, an increase of 28% compared to the same quarter of 2011.

•	Billings[1]: Total billings were $137.0 million for the first quarter of 2012, an increase of 28% compared to $106.7 million in the same quarter of 2011.

•
Deferred Revenue: Deferred revenue was $314.6 million as of March 31, 2012, an increase of 18% compared to deferred revenue of $266.0 million as of March 31, 2011, and up $19.7 million from $294.8 million as of December 31, 2011.

•
Cash and Free Cash Flow[1]: As of March 31, 2012, cash, cash equivalents and investments were $600.3 million, compared to $538.7 million as of December 31, 2011. In the first quarter of 2012, free cash flow was $46.9 million.

•
GAAP Operating Income: GAAP operating income was $18.7 million for the first quarter of 2012, representing a GAAP operating margin of 16%. GAAP operating income was $17.4 million for the same quarter of 2011, representing a GAAP operating margin of 19%.

•
GAAP Net Income and Diluted Net Income Per Share: GAAP net income was $14.2 million for the first quarter of 2012, based on a 28% tax rate for the quarter. This compares to GAAP net income of $13.6 million for the same quarter of 2011, based on a 25% tax rate for the quarter. GAAP diluted net income per share was $0.09 for the first quarter of 2012, based on 165.8 million weighted-average diluted shares outstanding, compared to $0.08 for the same quarter of 2011, based on 162.9 million weighted-average diluted shares outstanding[2].

•
Non-GAAP Operating Income[1]: Non-GAAP operating income was $25.5 million for the first quarter of 2012, representing a non-GAAP operating margin of 22%. Non-GAAP operating income was $20.0 million for the same quarter of 2011, representing a non-GAAP operating margin of 21%.

•
Non-GAAP Net Income and Diluted Net Income Per Share[1]: Non-GAAP net income was $17.5 million for the first quarter of 2012, based on a 34% effective tax rate for the quarter. Non-GAAP net income for the same quarter of 2011 was $13.9 million, based on a 33% effective tax rate. Non-GAAP diluted net income per share was $0.11 for the first quarter of 2012 based on 165.8 million weighted-average diluted shares outstanding, compared to $0.09 for the same quarter of 2011, based on 162.9 million weighted-average diluted shares outstanding[2].

1 A reconciliation of GAAP to non-GAAP financial measures has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

2 Effective June 1, 2011, we completed a two-for-one stock split of our outstanding shares of common stock effected in the form of a stock dividend. All prior share and per share amounts in this release have been retroactively adjusted so the stock split is reflected for all periods presented.

Management Commentary:
Ken Xie, founder, president and chief executive officer of Fortinet, stated: “The first quarter marked a strong start to the year for Fortinet, with continued demand for our core products and growing market acceptance of recently introduced products. We continue to leverage the investments we are making in our global sales organization to successfully penetrate large enterprises across all geographies, as well as take advantage of opportunities to grow in the high and low-end security markets. With a healthy pipeline of business and an exciting product lineup on tap for this year, we believe we are positioned well to continue to gain market share, as enterprises look to deploy high performance integrated network security solutions.”

Ken Goldman, chief financial officer of Fortinet, stated: "We were pleased with our very solid first quarter financial results which met or exceeded expectations across all of our key operating metrics. We had particularly strong growth in billings, revenue, and cash flow generation, and ended the quarter with a cash, cash equivalents and investments balance of more than $600 million and no debt. With a globally diversified business model, cutting-edge technology and a healthier economic environment, we believe we are well-positioned to continue to deliver solid growth for the remainder of the year.”

Conference Call Details
Fortinet will host a conference call today, April 24, 2012, at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time) to discuss its financial results. To access this call, dial (877) 303-6913 (domestic) or (224) 357-2188 (international) with conference ID # 69744749. A live webcast of the conference call and supplemental slides will be accessible from the Investor Relations page of Fortinet's website at http://investor.fortinet.com and a replay will be archived and accessible at: http://investor.fortinet.com/events.cfm. A replay of this conference call can also be accessed through May 8, 2012, by dialing (855) 859-2056 (domestic) or (404) 537-3406 (international) with conference ID# 69744749.

Following Fortinet's earnings conference call, the Company will host an additional question-and-answer session at 3:30 p.m. Pacific Time (6:30 p.m. Eastern Time) to provide an opportunity for financial analysts and investors to ask more detailed product and financial questions. To access this call, dial (877) 303-6913 (domestic) or (224) 357-2188 (international) with conference ID # 69747844. This follow-up call will be webcast live and accessible at http://investor.fortinet.com, and a replay will be archived and available after the call at http://investor.fortinet.com/events.cfm. A replay of this conference call will also be available through May 8, 2012 by dialing (855) 859-2056 (domestic) or (404) 537-3406 (international) with conference ID # 69747844.

About Fortinet (www.fortinet.com)
Fortinet (NASDAQ: FTNT) is a worldwide provider of network security appliances and the market leader in unified threat management (UTM). Our products and subscription services provide broad, integrated and high-performance protection against dynamic security threats while simplifying the IT security infrastructure. Our customers include enterprises, service providers and government entities worldwide, including the majority of the 2011 Fortune Global 100. Fortinet's flagship FortiGate product delivers ASIC-accelerated performance and integrates multiple layers of security designed to help protect against application and network threats. Fortinet's broad product line goes beyond UTM to help secure the extended enterprise - from endpoints, to the perimeter and the core, including databases and applications. Fortinet is headquartered in Sunnyvale, Calif., with offices around the world.

Copyright © 2012 Fortinet, Inc. All rights reserved. The symbols ® and ™ denote respectively federally registered trademarks and unregistered trademarks of Fortinet, Inc., its subsidiaries and affiliates. Fortinet's trademarks include, but are not limited to, the following: Fortinet, FortiGate, FortiGuard, FortiManager, FortiMail, FortiClient, FortiCare, FortiAnalyzer, FortiReporter, FortiOS, FortiASIC, FortiWiFi, FortiSwitch, FortiVoIP, FortiBIOS, FortiLog, FortiResponse, FortiCarrier, FortiScan, FortiDB and FortiWeb. Other trademarks belong to their respective owners.

FTNT-F

Forward-looking Statements
This press release contains forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements regarding our expectations regarding market share and our growth, the momentum in our business, our forthcoming product lineup and our pipeline of business in 2012. Although we attempt to be accurate in making forward-looking statements, it is possible that future circumstances might differ from the assumptions on which such statements are based. Important factors that could cause results to differ materially from the statements herein include the following: general economic risks; specific economic risks in different geographies and among different customer segments; uncertainty regarding increased business and renewals from existing customers; uncertainties around continued success in sales growth and market share gains; failure to convert sales pipeline into final sales; risks associated with successful implementation of multiple integrated software products and other product functionality risks; execution risks around new product introductions and innovation; the ability to attract and retain personnel; changes in strategy; risks associated with management of growth; lengthy sales and implementation cycles, particularly in larger organizations; technological changes that make our products and services less competitive; risks associated with the adoption of, and demand for, the UTM model in general and by specific customer segments and risks associated with the adoption of, and demand for, our products and services in certain customer verticals; and the other risk factors set forth from time to time in our filings with the SEC, copies of which are available free of charge at the SEC's website at

www.sec.gov or upon request from our investor relations department. All forward-looking statements herein reflect our opinions only as of the date of this release, and we undertake no obligation, and expressly disclaim any obligation, to update forward-looking statements herein in light of new information or future events.

Non-GAAP Financial Measures
We have provided in this release financial information that has not been prepared in accordance with Generally Accepted Accounting Principles (GAAP). We use these non-GAAP financial measures internally in analyzing our financial results and believe they are useful to investors, as a supplement to GAAP measures, in evaluating our ongoing operational performance. We believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures to investors.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures below. As previously mentioned, a reconciliation of our non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release.

Billings. We define billings as revenue recognized plus the change in deferred revenue from the beginning to the end of the period. We consider billings to be a useful metric for management and investors because billings drive deferred revenue, which is an important indicator of the health and visibility of our business, and has historically represented a majority of the quarterly revenue that we recognize. There are a number of limitations related to the use of billings versus revenue calculated in accordance with GAAP. First, billings include amounts that have not yet been recognized as revenue. Second, we may calculate billings in a manner that is different from peer companies that report similar financial measures. Management compensates for these limitations by providing specific information regarding GAAP revenue and evaluating billings together with revenues calculated in accordance with GAAP.

Free Cash Flow. We define free cash flow as net cash provided by operating activities minus capital expenditures. We consider free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that, after the acquisition of property and equipment, can be used for strategic opportunities, including investing in our business, making strategic acquisitions, and strengthening the balance sheet. Analysis of free cash flow facilitates management's comparisons of our operating results to competitors' operating results. A limitation of using free cash flow versus the GAAP measure of net cash provided by operating activities as a means for evaluating the Company is that free cash flow does not represent the total increase or decrease in the cash balance from operations for the period because it excludes cash used for capital expenditures. Management compensates for this limitation by providing information about our capital expenditures on the face of the cash flow statement and under the caption “Management's Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources” in our Quarterly Report on Form 10-Q and Annual Report on Form 10-K.

Non-GAAP operating income and operating margin. We define non-GAAP operating income as operating income plus stock-based compensation reduced by the income from payments we received from a patent settlement. Non-GAAP operating margin is defined as non-GAAP operating income divided by revenue. We consider these non-GAAP financial measures to be useful metrics for management and investors because they exclude the effect of stock-based compensation expense and patent settlement related income so that our management and investors can compare our recurring core business operating results over multiple periods. There are a number of limitations related to the use of non-GAAP operating income versus operating income calculated in accordance with GAAP. First, non-GAAP operating income excludes stock-based compensation expense. Stock-based compensation has been and will continue to be for the foreseeable future a significant recurring expense in our business. Second, stock-based compensation is an important part of our employees' compensation and impacts their performance. Third, the components of the costs that we exclude in our calculation of non-GAAP operating income may differ from the components that our peer companies exclude when they report their non-GAAP results of operations. Management compensates for these limitations by providing specific information regarding the GAAP amounts excluded from non-GAAP operating income and evaluating non-GAAP operating income together with operating income calculated in accordance with GAAP.

Non-GAAP net income and diluted net income per share. We define non-GAAP net income as net income plus stock-based compensation expense reduced by the income from payments we received from a patent settlement, less the related tax effects. We define non-GAAP diluted net income per share as non-GAAP net income divided by the weighted-average shares outstanding. We consider these non-GAAP financial measures to be useful metrics for management and investors for the same reasons that we use non-GAAP operating income and non-GAAP operating margin. However, in order to provide a complete picture of our recurring core business operating results, we exclude from non-GAAP net income and non-GAAP diluted net income per share, the tax effects associated with stock-based compensation and the patent settlement. We believe the effective tax rates we used are reasonable estimates of long-term normalized tax rates under our global operating structure. The same limitations described above regarding our use of non-GAAP operating income and non-GAAP operating margin apply to our use of non-GAAP net income and non-GAAP diluted net income per share. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from non-GAAP net income and non-GAAP diluted net income per share and evaluating non-GAAP net income and non-GAAP diluted net income per share together with net income and diluted net income per share calculated in accordance with GAAP.

FORTINET, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, in thousands)

	March 31, 2012	December 31, 2011
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$74,783	$71,990
Short-term investments	353,287	318,283
Accounts receivable, net of allowance for doubtful accounts of $316 and $336, respectively	84,759	95,522
Inventory	17,959	16,249
Deferred tax assets	6,963	7,578
Prepaid expenses and other current assets	13,749	13,948
Total current assets	551,500	523,570
PROPERTY AND EQUIPMENT—Net	9,560	7,966
DEFERRED TAX ASSETS—Non-current	46,523	46,523
LONG-TERM INVESTMENTS	172,236	148,414
OTHER ASSETS	8,625	8,274
TOTAL ASSETS	$788,444	$734,747
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$13,764	$19,768
Accrued liabilities	16,721	15,971
Accrued payroll and compensation	23,918	24,197
Deferred revenue	216,558	206,928
Total current liabilities	270,961	266,864
DEFERRED REVENUE—Non-current	98,014	87,905
OTHER LIABILITIES	21,142	21,624
Total liabilities	390,117	376,393
STOCKHOLDERS' EQUITY:
Common stock	158	156
Additional paid-in capital	341,096	317,026
Treasury stock	(2,995)	(2,995)
Accumulated other comprehensive income	2,130	402
Retained earnings	57,938	43,765
Total stockholders' equity	398,327	358,354
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$788,444	$734,747

FORTINET, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands, except per share amounts)

	Three Months Ended
	March 31, 2012	March 31, 2011
REVENUE:
Product	$53,204	$40,165
Services	62,138	48,686
Ratable and other revenue	1,905	4,415
Total revenue	117,247	93,266
COST OF REVENUE:
Product [1]	19,067	14,075
Services [1]	11,213	7,781
Ratable and other revenue	763	1,560
Total cost of revenue	31,043	23,416
GROSS PROFIT:
Product	34,137	26,090
Services	50,925	40,905
Ratable and other revenue	1,142	2,855
Total gross profit	86,204	69,850
OPERATING EXPENSES:
Research and development [1]	19,667	14,421
Sales and marketing [1]	42,036	32,718
General and administrative [1]	5,786	5,266
Total operating expenses	67,489	52,405
OPERATING INCOME	18,715	17,445
INTEREST INCOME	1,085	793
OTHER EXPENSE—Net	(71)	(95)
INCOME BEFORE INCOME TAXES	19,729	18,143
PROVISION FOR INCOME TAXES	5,556	4,556
NET INCOME	$14,173	$13,587
Net income per share [2]:
Basic	$0.09	$0.09
Diluted	$0.09	$0.08
Weighted-average shares outstanding [2]:
Basic	156,010	150,308
Diluted	165,751	162,864

[1] Includes stock-based compensation expense as follows:
Cost of product revenue	$64	$22
Cost of services revenue	745	198
Research and development	1,957	453
Sales and marketing	3,443	1,900
General and administrative	1,037	497
	$7,246	$3,070
[2] Effective June 1, 2011, we completed a two-for-one stock split of our outstanding shares of common stock. We have retroactively displayed the effect of the change in our condensed consolidated financial statements.

FORTINET, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Unaudited, in thousands)

	Three Months Ended
	March 31, 2012	March 31, 2011
Net income	$14,173	$13,587
Other comprehensive income:
Foreign currency translation	558	654
Unrealized gains (losses) on investments	1,799	(5)
Unrealized losses on cash flow hedges	—	(74)
Tax provision related to items of other comprehensive income	(629)	—
Net change in accumulated other comprehensive income	1,728	575
Comprehensive income	$15,901	$14,162

FORTINET, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, in thousands)

	Three Months Ended
	March 31, 2012	March 31, 2011
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$14,173	$13,587
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,082	1,678
Loss on disposal of fixed assets	19	—
Amortization of investment premiums	3,255	3,261
Stock-based compensation	7,246	3,070
Excess tax benefits from employee stock option plans	(2,320)	(1,115)
Changes in operating assets and liabilities:
Accounts receivable—net	10,763	1,009
Inventory	(3,409)	550
Deferred tax assets	(15)	(17)
Prepaid expenses and other current assets	(330)	(510)
Other assets	569	(1,149)
Accounts payable	(6,319)	(4,225)
Accrued liabilities	42	2,389
Accrued payroll and compensation	(547)	(23)
Other liabilities	(273)	3,623
Deferred revenue	19,696	13,398
Income taxes payable	3,886	4,650
Net cash provided by operating activities	48,518	40,176
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of investments	(192,567)	(129,695)
Sales of investments	17,416	11,591
Maturities of investments	115,026	71,864
Payments made in connection with business acquisition	(550)	—
Purchases of property and equipment	(1,624)	(694)
Net cash used in investing activities	(62,299)	(46,934)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock	13,551	6,960
Excess tax benefit from employee stock option plans	2,320	1,115
Net cash provided by financing activities	15,871	8,075
EFFECT OF EXCHANGE RATES ON CASH AND CASH EQUIVALENTS	703	805
NET INCREASE IN CASH AND CASH EQUIVALENTS	2,793	2,122
CASH AND CASH EQUIVALENTS—Beginning of period	71,990	66,859
CASH AND CASH EQUIVALENTS—End of period	$74,783	$68,981

Reconciliations of non-GAAP results of operations measures to the nearest comparable GAAP measures
(Unaudited, in thousands)

Reconciliation of GAAP revenue to billings

	Three Months Ended
	March 31, 2012	March 31, 2011
Total revenue	$117,247	$93,266
Increase in deferred revenue	19,739	13,398
Total billings (Non-GAAP)	$136,986	$106,664

Reconciliation of net cash provided by operating activities to free cash flow

	Three Months Ended
	March 31, 2012	March 31, 2011
Net cash provided by operating activities	$48,518	$40,176
Less purchases of property and equipment	(1,624)	(694)
Free cash flow (Non-GAAP)	$46,894	$39,482

Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures
(Unaudited, in thousands, except per share amounts)

Reconciliation of GAAP to Non-GAAP operating income, operating margin, net income and diluted net income per share

	Three Months Ended March 31, 2012				Three Months Ended March 31, 2011
	GAAP Results	Adjustments		Non-GAAP Results	GAAP Results		Adjustments		Non-GAAP Results
Operating Income	$18,715	$6,768	(a)	$25,483	$17,445		$2,593	(b)	$20,038
Operating Margin	16%			22%	19%				21%
		6,768	(a)				2,593	(b)
		(3,453)	(c)				(2,287)	(c)
Net Income	$14,173	3,315		$17,488	$13,587		306		$13,893
Diluted net income per share	$0.09			$0.11	$0.08	(d)			$0.09	(d)
Shares used in per share calculations - diluted	165,751			165,751	162,864	(d)			162,864	(d)

(a) To exclude $7.2 million of stock-based compensation expense offset by $0.5 million of patent settlement income in the three months ended March 31, 2012.
(b) To exclude $3.1 million of stock-based compensation expense offset by $0.5 million of patent settlement income in the three months ended March 31, 2011.
(c) To exclude the tax effects related to expenses noted in (a) and (b).
(d) Effective June 1, 2011, we completed a two-for-one stock split of our outstanding shares of common stock. We have retroactively displayed the effect of the change in our condensed consolidated financial statements.